Exhibit 99.D


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington D.C. 20549






December 3, 2002

Commissioners:

We have read the statements made by Millburn Ridgefield Corporation with respect to Global Macro Trust (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated December 3, 2002. We agree with the statements concerning our Firm in such Form 8-K.



Very truly yours,


PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York  10036